Pursuant to Rule 497(e)

Registration No. 333-11283

SUNAMERICA SERIES, INC.

Focused Large-Cap Growth Portfolio

Focused Small-Cap Growth Portfolio

Focused Small-Cap Value Portfolio

SunAmerica Strategic Value Portfolio

(collectively, the “Portfolios”)

Supplement dated April 4, 2013

to the Prospectus dated February 28, 2013

as supplemented and amended to date

Effective immediately, the performance information with respect to the Focused Large-Cap Growth Portfolio, Focused Small-Cap Growth Portfolio and Focused Small-Cap Value Portfolio included in the tables on pages 5, 10 and 15, respectively, of the Portfolios’ Prospectus within the “Portfolio Highlights” section under the heading “Performance Information,” is hereby deleted and replaced with the following:

Focused Large-Cap Growth Portfolio:

	Average Annual Total Returns (as of the periods ended December 31, 2012)
	Past One Year	Past Five Years	Past Ten Years
Class B	8.83%	(3.89%)	3.77%
Class C	11.93%	(3.45%)	3.66%
Class Z	14.36%	(2.25%)	4.95%
Class A	7.17%	(3.97%)	3.72%
Return After Taxes on Distributions (Class A)	7.17%	(3.97%)	3.72%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)(1)	4.66%	(3.33%)	3.24%
Russell 1000® Growth Index	15.26%	3.12%	7.52%

(1)	When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

Focused Small-Cap Growth Portfolio:

	Average Annual Total Returns (as of the periods ended December 31, 2012)
	Past One Year	Past Five Years	Past Ten Years
Class B	(2.93%)	(3.48%)	6.48%
Class C	0.17%	(3.09%)	6.32%
Class I	2.11%	(2.25%)	7.19%
Class A	(3.94%)	(3.55%)	6.42%
Return After Taxes on Distributions (Class A)	(3.94%)	(4.25%)	5.41%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)(1)	(2.56%)	(3.35%)	5.45%
Russell 2000® Growth Index	14.59%	3.49%	9.80%

(1)	When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

Focused Small-Cap Value Portfolio:

	Average Annual Total Returns (as of the periods ended December 31, 2012)
	Past One Year	Past Five Years	Past Ten Years
Class B	(6.16%)	(3.04%)	5.61%
Class C	(3.06%)	(2.53%)	5.53%
Class A	(7.10%)	(3.02%)	5.60%
Return After Taxes on Distributions (Class A)	(7.23%)	(3.37%)	4.37%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)(1)	(4.45%)	(2.69%)	4.49%
Russell 2000® Value Index	18.05%	3.55%	9.50%

(1)	When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

In addition, effective immediately, the following disclosure with respect to the SunAmerica Strategic Value Portfolio is hereby added as the last paragraph on page 25 of the Prospectus in the “Portfolio Highlights” section under the heading “Performance Information”:

“Effective March 1, 2011, the name of the Portfolio was changed to the SunAmerica Strategic Value Portfolio and certain corresponding changes were made to the Fund’s principal investment strategies and techniques. In particular, prior to this date, the Portfolio was managed as a “focused” fund. Accordingly, the performance information prior to March 1, 2011 does not reflect the management of the Portfolio in accordance with its current investment strategy and techniques.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP2_S5118FOC_2-13

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